                                                                    EXHIBIT 10.1


                                                      ONE DETROIT CENTER
                                                      P.O. BOX 75000
                                                      DETROIT, MI 48275-3265
                                                      PHONE: (313) 222-5431


                                                      ROBERT M. RAMIREZ
                                                      VICE PRESIDENT
                                                      U.S. BANKING - AUTOMOTIVE
                                                      FACSIMILE: (313) 222-3778



October 19, 2004



Mr. W.T. ZurSchmiede, Jr.
Chairman & Chief Financial Officer
Federal Screw Works
20229 Nine Mile Road
St. Clair Shores, MI 48080-1775


Dear Mr. ZurSchmiede,

Per your request dated September 14, 2002 and pursuant to Section 2.13 of the Revolving Credit and Term Loan Agreement between Federal Screw Works and Comerica Bank, the Bank has approved the one year extension for the Revolving Credit Facility and Term Loan option. The new maturity dates for the facilities are October 31, 2007 and October 31, 2009, respectively.

Please feel free to contact me if you have any questions.  Thank you.



Regards,



/s/ Robert M. Ramirez
---------------------
Robert M. Ramirez


cc: Wade C. Plaskey